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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 15, 2000
                                                           ------------


                                AURORA FOODS INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                     333-50681                  94-3303521
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


1000 St. Louis Union Station, Suite 300, St. Louis, MO           63103
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    (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's Telephone Number, including Area Code: (314) 241-0303
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ITEM 5.     OTHER EVENTS

On May 15, 2000, Aurora Foods Inc. issued a press release with respect to results for the first quarter ended March 31, 2000. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

              99.1  Press Release dated May 15, 2000.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AURORA FOODS INC.


                                           By: /s/ Christopher T. Sortwell
                                              ----------------------------------
                                              Name:    Christopher T. Sortwell
                                              Title:   Chief Financial Officer


Date: May 18, 2000



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                                  EXHIBIT INDEX

Exhibit No.                  Description of Exhibits
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99.1              Press Release dated May 15, 2000.


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